NUVEEN REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2011,

AS SUPPLEMENTED MARCH 2, 2011

Scott C. Sedlak has been named a portfolio manager of Nuveen Real Estate Securities Fund, joining John G. Wenker and Jay L. Rosenberg.

Mr. Sedlak is a Vice President of Nuveen Asset Management, LLC. He joined Nuveen Asset Management, LLC on January 1, 2011 in connection with the acquisition of the long-term asset management business of FAF Advisors, Inc. (“FAF”) by Nuveen Investments, Inc. Previously, he was the senior research analyst for the fund. Prior to joining FAF in 2007, Mr. Sedlak was an analyst with A.G. Edwards & Sons, covering office, industrial, and diversified REITs. He entered the financial services industry in 2000.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-FRES-0311P